Exhibit 25
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                   _____________________________________

                                  FORM T - 1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                        DESIGNATED TO ACT AS TRUSTEE
                   _____________________________________

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
           OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                13-3781471
                           (I. R. S. Employer
                           Identification No.)


     100 Wall Street, New York, NY                           10005
(Address of principal executive offices)                   (Zip Code)
                   _____________________________________


                         For information, contact:
                        Dennis Calabrese, President
                  First Trust of New York, National Association
                          100 Wall Street, 16th Floor
                              New York, NY  10005
                          Telephone:  (212) 361-2502
                   _____________________________________


                       INTERNATIONAL MULTIFOODS CORPORATION
               (Exact name of obligor as specified in its charter)

            Delaware                                  41-0871880
(State or other jurisdiction of                   (I. R. S. Employer
 incorporation or organization)                   Identification No.)

     International Multifoods Corporation
     33 South Sixth Street
     Minneapolis, Minnesota                      55402
(Address of principal executive offices)       (Zip Code)

                   _____________________________________



                            DEBT SECURITIES

Item 1.  General Information.

         Furnish the following information as to the trustee - -

        (a) Name and address of each examining or supervising authority to which it is subject.

                     Name                        Address

            Comptroller of the Currency       Washington, D. C.

        (b) Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16. List of Exhibits.

          Exhibit 1.  Articles of Association of First Trust of
                      New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

          Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National
                      Association, incorporated herein by reference to Exhibit 2 of Form T-1,
                      Registration No. 33-83774.

          Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

          Exhibit 4.  By-Laws of First Trust of New York,
                      National Association, Incorporated herein by reference to Exhibit 4 of Form T-1,
                      Registration No. 33-55851.

          Exhibit 5.  Not applicable.

          Exhibit 6.  Consent of First Trust of New York,
                      National Association, required by
                      Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

          Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on June 30, 1995, published pursuant to law or the requirements of its supervising or examining authority.

          Exhibit 8.  Not applicable.

          Exhibit 9.  Not applicable.


                               SIGNATURE


       Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of December, 1995.

                                     FIRST TRUST OF NEW YORK,
                                       NATIONAL ASSOCIATION



                                   By:  /s/David K. Leverich
                                        David K. Leverich
                                        Vice President




                                                            Exhibit 7


                      First Trust of New York, N. A.
                     Statement of Financial Condition
                             As of 6/30/95

                                ($000's)

                                                         6/30/95
Assets
  Cash and Due From Depository Institutions              $25,060
  Federal Reserve Stock                                    3,150
  Fixed Assets                                               828
  Intangible Assets                                       69,700
  Other Assets                                             6,623

    Total Assets                                        $105,361


Liabilities
  Other Liabilities                                        1,096

    Total Liabilities                                      1,096

Equity
  Common and Preferred Stock                               1,000
  Surplus                                                104,000
  Undivided Profits                                         (735)
    Total Equity Capital                                 104,265

Total Liabilities and Equity Capital                    $105,361



To the best of the undersigned's determination, as of this date the above financial information is true and correct.


First Trust of New York, N. A.


By:  /s/David K. Leverich
        Vice President


Date:  December 1 , 1995